Exhibit 10.12D

                              AMENDMENT NUMBER FOUR
                         TO LOAN AND SECURITY AGREEMENT

                  This AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of August 14, 2001, among the lenders identified on the signature pages hereof (the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders (the "Agent"), THE 3DO COMPANY, a California corporation ("Borrower"), THE 3DO COMPANY, a Delaware corporation ("Parent"), and 3DO EUROPE, LTD., a company incorporated under the laws of England ("UK Sub"), with reference to the following:

                  WHEREAS, the Obligors have previously entered into that certain Loan and Security Agreement, dated as of April 6, 2000, as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of June 9, 2000, by that certain Amendment Number Two to Loan and Security Agreement, dated as of September 18, 2000, and by that certain Amendment Number Three to Loan and Security Agreement, dated as of December 1, 2000 (as so modified and as otherwise heretofore amended, modified or supplemented from time to time, the "Agreement"), with the Lender Group, pursuant to which the Lender Group has made certain loans and financial accommodations available to the Obligors. Terms used herein without definitions shall have the meanings ascribed to them in the Agreement;

                  WHEREAS, certain Events of Default have occurred and are continuing;

                  WHEREAS, the Obligors have requested that Agent and the Lenders waive such Events of Default and amend the Agreement in accordance with the terms and conditions hereof; and

                  WHEREAS, Agent and the Lenders are willing to waive such Events of Default and amend the Agreement in accordance with the terms and conditions hereof.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendments To The Agreement.

                           (a) Section 1.1 of the Agreement hereby is amended by
adding the following definition in the proper alphabetical order:

                           "Unrestricted   Cash"  means,   as  of  any  date  of
determination, all cash that is not supporting a Letter of Credit.

                           (b) The  following  definitions  contained in Section
1.1 of the Agreement hereby are amended and restated in their entirety to read as follows:

                           "Borrower  Seasonal Reserve" means, as of any date of
determination, an amount equal to 5% of the gross sales of Borrower for the 45 days immediately preceding the date of determination (the percentage amount of the Borrower Seasonal Reserve may be adjusted, at the election of the Agent in its sole discretion, for the 2001/2002 season based upon the actual amount of Borrower's Dilution during the 2000/2001 season); provided, however, that the Borrower Seasonal Reserve shall be reduced on a Dollar-for-Dollar basis for each credit issued by Borrower on or after March 31 immediately following such period until the Borrower Seasonal Reserve has been reduced to zero and, in any event, the Borrower Seasonal Reserve shall be reduced to zero on June 1 of each year.

                           "Tangible  Net  Worth"  means,  as  of  any  date  of
determination, the amount equal to (a) Parent's total consolidated stockholder's equity, minus (b) all Intangible Assets of Parent and its Subsidiaries.

                           "UK Sub Seasonal  Reserve"  means,  as of any date of
determination, an amount equal to 5% of the gross sales of the UK Sub for the 45 days immediately preceding the date of determination (the percentage amount of the UK Sub Seasonal Reserve may be adjusted, at the election of the Agent, for the 2001/2002 season based upon the actual amount of the UK Sub's Dilution during the 2000/2001 season); provided, however, that the UK Sub Seasonal Reserve shall be reduced on a Dollar-for-Dollar basis for each credit issued by UK Sub on or after March 31 immediately following such period until the UK Sub Seasonal Reserve has been reduced to zero and, in any event, the UK Sub Seasonal Reserve shall be reduced to zero on June 1 of each year.

                           (c)  Subsections  (a)(x) and (a)(y) of Section 2.1 of
the Agreement are hereby amended and restated in their entirety to read as follows:

                                    (x) the result of 85% of  Eligible  Borrower
                           Accounts, minus the amount, if any, of the Borrower Dilution Reserve, minus, during the period from November 15 to June 1, the amount, if any, of the Borrower Seasonal Reserve, plus

                                    (y) on and  after the UK Sub  Closing  Date,
                           the least of

                                            (i) the  result of 75% of the amount
                                            of Eligible UK Sub  Accounts,  minus
                                            the  amount,  if any,  of the UK Sub
                                            Dilution Reserve,  minus, during the
                                            period  from  November 15 to June 1,
                                            the  amount,  if any,  of the UK Sub
                                            Seasonal Reserve, and

                                            (ii) an  amount  equal to 20% of the
                                            Availability  provided by subsection
                                            (x) above, and

                                            (iii) $10,000,000, minus

                           (d) Section 6.2 of the  Agreement  is hereby  amended
and restated in its entirety to read as follows:

                           6.2 Collateral Reporting.  Provide Agent (with copies
for each Lender) with the following documents at the following times in form reasonably satisfactory to Agent:

========================== =====================================================
Daily (a) a sales journal, collection journal, and credit register since the last such schedule and a calculation of the Borrowing Base as of such date,

                           (b) notice of all returns, disputes, or claims,

                           (c) a report of daily cash balances in Obligors' bank
                           accounts summarized from statements  generated by the
                           banks where such accounts are located,
-------------------------- -----------------------------------------------------
Monthly (not later than    (d) a detailed calculation of the Borrowing Base,
the 10th day of each
month)                     (e) a  detailed  aging,  by total,  of the  Accounts,
                           together  with  a  reconciliation   to  the  detailed
                           calculation of the Borrowing Base previously provided to Agent,

                           (f) a summary and detailed listing, by vendor, of the Obligors' accounts payable and any book overdraft,

                           (g) a report of all new copyrightable or patentable materials generated by the Obligors during the prior month identifying all such copyrightable materials that are required to be registered pursuant to
                           Section 6.19, and patentable materials with respect to which applications are required to by filed pursuant to Section 6.20

                           (h) a detailed listing of all copyright applications filed and all copyrights granted since the date of the last report provided in compliance with this subsection, and

                           (i) a calculation of Dilution for the prior month.
-------------------------- -----------------------------------------------------
Quarterly                  (j) a detailed list of Borrower's customers,
-------------------------- -----------------------------------------------------
Upon request by Agent      (k)  copies  of  invoices  in  connection   with  the
                           Accounts, credit memos, remittance advices, deposit slips, shipping and delivery documents in connection with the Accounts and, for Inventory and Equipment acquired by an Obligor, purchase orders and invoices,

                           (l)  such   information  to  implement  and  continue
                           Agent's electronic collateral reporting system, and
========================== =====================================================

                           (m) such other reports as to the Collateral, or the financial condition of an Obligor, as Agent may reasonably request.
========================== =====================================================

                           (e) Section 7.19 of the  Agreement is hereby  amended
and restated in its entirety to read as follows:

                                    (a)  Tangible  Net Worth.  Fail to  maintain
Tangible Net Worth of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

     ------------------------------------------------------------------------
                     Measurement Date         Tangible Net Worth
     ------------------------------------------------------------------------
                         July 2001               $35,500,000
     ------------------------------------------------------------------------
                        August 2001              $30,000,000
     ------------------------------------------------------------------------
                      September 2001             $30,000,000
     ------------------------------------------------------------------------
                       October 2001              $27,000,000
     ------------------------------------------------------------------------
                       November 2001             $38,500,000
     ------------------------------------------------------------------------
                       December 2001             $50,000,000
     ------------------------------------------------------------------------
                       January 2002              $54,500,000
     ------------------------------------------------------------------------
                       February 2002             $58,500,000
     ------------------------------------------------------------------------
                        March 2002               $67,000,000
     ------------------------------------------------------------------------


                                    (b)  Minimum  Liquidity.  Fail  to  maintain
Availability plus Unrestricted Cash and Cash Equivalents that have been pledged to Agent and subject to a control agreement (in form and substance satisfactory to Agent) in favor of Agent of at least $1,500,000 at any time.

         2. Waiver.

                           (a)  The  Obligors   hereby   acknowledge   that  the
following Events of Default (the "Designated Events of Default") have occurred and are continuing:

                                    (i) In  violation  of Section  3.3(d) of the
Agreement, UK Sub has failed to:

                                    (a) deliver to Agent a certificate of status
                           (or the equivalent) with respect to UK Sub, dated within 10 days of the UK Sub Closing Date (but no later than 90 days following the Closing Date), such certificate to be issued by the appropriate officer of the jurisdiction of organization of UK Sub,

                                    (b) deliver to Agent  certificates of status
                           with respect to UK Sub, each dated within 15 days of the UK Sub Closing Date (but no later than 90 days following the Closing Date), such certificates to be issued by the appropriate officer of the jurisdictions in which its failure to be duly qualified or licensed would constitute a Material Adverse Change,

                                    (c) deliver to Agent  satisfactory  evidence
                           that UK Sub has instructed in writing all of its Account Debtors to remit all Collections payable in Dollars into the applicable Foreign Concentration Account,

                                    (d) execute  and deliver  each of the UK Sub
                           Security Documents and, where appropriate, file or record such agreements with the applicable Governmental Authority,

                                    (e)  deliver  to  Agent  (i)  duly  executed
                           originals of the UK Sub Security Documents, in form and substance satisfactory to Agent in its sole and absolute discretion, and (ii) satisfactory evidence that the security interests granted in favor of Agent pursuant to the UK Sub Security Documents have been duly perfected and are senior in priority to all other liens, claims, security interests, or encumbrances, except for Permitted Liens, and

                                    (f) enter into lockbox agreements or blocked
                           account agreements with each of UK Sub's depositary banks;

                                    (ii) In  violation  of  Section  5.11 of the
                  Agreement, there has been a Material Adverse Change with respect to the Obligors since the date of the latest financial statements submitted to the Lender Group on or before the Closing Date; and

                                    (iii) In  violation  of Section  7.19 of the
                  Agreement, the Obligors failed to maintain Tangible Net Worth of not less than $40,000,000 from February 2001 through June 2001.

                  (b) Subject to the receipt by Agent of this Amendment duly executed by the Obligors and the satisfaction of the conditions precedent set forth in Section 3, and anything in the Agreement or the other Loan Documents to the contrary notwithstanding, Agent and the Lenders hereby waive the Designated Events of Default (the "Waiver"); provided, however, that if the Designated Events of Default contained in Section 2(a)(i) are not cured within thirty (30) days of the date hereof, the Waiver shall no longer be effective with respect to such Section.

         3. Conditions Precedent to Amendment. The satisfaction of each of the following, unless waived or deferred by Agent in its sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                  (a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;

                  (b) Agent shall have received a certificate from the Secretary of each Obligor attesting to the incumbency and signatures of authorized officers of such Obligor and to the resolutions of such Obligor's Board of Directors authorizing its execution and delivery of this Amendment, the performance of its obligations under this Amendment and the Agreement as amended by this Amendment, and authorizing specific officers of such Obligor to execute and deliver the same;

                  (c) The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                  (d) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;

                  (e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Agent or any of the Lenders or Obligors;

                  (f) Agent shall have received, for the ratable benefit of the Lenders, an amendment fee as further described in the Letter Agreement (as defined below);

                  (g) Agent shall have received the letter agreement, dated on or about the date hereof, duly executed by the parties hereto (the "Letter Agreement"), and the same shall be in full force and effect; and

                  (h) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and its counsel.

         4. Representations and Warranties. Each Obligor hereby represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute such Obligor's legal, valid, and binding obligation, enforceable against such Obligor in accordance with its terms, and (c) this Amendment has been duly executed and delivered by such Obligor.

         5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California.

         6. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         7. Effect on Loan Documents.

                  (a) The Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                  (b) Upon and after the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement, shall mean and be a reference to the Agreement as modified and amended hereby.

                  (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Agreement as modified or amended hereby.

         8. Further Assurances. The Obligors shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's or any Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

         9. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.





                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.



                          THE 3DO COMPANY,
                          a California corporation



                          By  James Alan Cook
                                             ----------------------------------

                          Title:  Executive Vice President
                                                          ---------------------


                          THE 3DO COMPANY,
                          a Delaware corporation



                          By James Alan Cook
                                            -----------------------------------

                          Title:  Secretary
                                           ------------------------------------


                          3DO EUROPE, LTD.,
                          a corporation organized under the laws of England



                          By Stephen E. Fowler
                                              ---------------------------------

                          Title:  President, 3DO Europe
                                                       ------------------------


                          FOOTHILL CAPITAL CORPORATION,
                          a California corporation



                          By Sheri Fenenbock
                                            -----------------------------------

                          Title:  Vice President
                                                -------------------------------